UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 2004


                     THE READER'S DIGEST ASSOCIATION, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                          1-10434            13-1726769
 (State or other jurisdiction of       (Commission File     (I.R.S. Employer
 incorporation or organization)            Number)        Identification Number)


              Pleasantville, New York                   10570-7000
     (Address of principal executive offices)            (Zip Code)


              Registrant's telephone number, including area code:
                                (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                                             Page 1 of 6 pages.


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SECTION 8. OTHER EVENTS

ITEM 8.01. Other Events.

      Filed herewith is the following:

      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on November 22, 2004, relating to the sale and partial leaseback of the registrant's headquarters real estate.





                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE READER'S DIGEST ASSOCIATION, INC.
                                               (Registrant)


Date:  November 23, 2004
                                    /s/   MICHAEL S. GELTZEILER
                                           Michael S. Geltzeiler
                                         Senior Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX



      Exhibit
      Number              Description

      99.1 The Reader's Digest Association, Inc.'s news release, issued on November 22, 2004, relating to the sale and partial leaseback of the registrant's headquarters real estate.